Exhibit 99.1

Southern First Bancshares, Inc. (SFST)

Art Seaver – Chief Executive Officer

Justin Strickland – President

Mike Dowling – Chief Financial Officer

Community Bank Investor Conference

July 31, 2013

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forwardlooking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First’s actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First’s operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bank

Corporate Profile (*) June 2013

(**) FDIC data

Headquartered in Greenville S

• $839 million in total assets (*)

• 9th largest bank headquartered in SC

• Greenville SC market – 4 offices

• largest banking market in SC

• #6 market share out of 34 banks (**)

• Columbia SC market – 3 offices

• 2nd largest banking market in SC

• surpassed $145 million in deposits (*)

• 3rd office opened in Q4 2012

Charleston SC market

• 3rd largest banking market in SC

• 1st office opened in Q4 2012

• significant market experience

South Carolina

Greenville

Columbia

Charleston

SFST market valuation:

• SFST – $47 million market capitalization

• $11.05 current price (7/15/13)

– 97% TBV / 13 x LTM EPS

• Ownership

– 32% institutional / 16% insider

SFST – last 12 months

SFST: Investment Profile

Performance

Excellent earnings momentum / asset quality

Model

Proven organic growth / excellent efficiency

Markets

3 largest SC markets / excellent demographics

Leadership

Market experience / performance driven

Performance

Strong earnings momentum – up 88% in Q2 2013

Net Income *

$0.10 $0.15 $0.20 $0.25 $0.30

Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

$0.13 $0.20 $0.21 $0.18 $0.25 Earnings per share

$250 $500 $750 $1,000 $1,250

Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

$589 $842 $929 $784 $1,109

* Per common shareholder, diluted

Performance

2nd quarter highlights

• Net income increased 88% to $1.1 million

• Top line revenue growth

– Total revenue up 12% from Q2 2012

• Margin expansion

– 3.70% for Q2 2013 vs. 3.61% in Q2 2012

• Continued loan growth momentum

– Loan balances up 11% from 2012

• Credit costs declining

– $736 thousand in Q2 2013 vs. $1.5 million in Q2 2012

– NPA’s improved to .82%

Model

Proven organic growth / excellent efficiency

$575 $600 $625 $650 $675 $700 $725

Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

$619 $638 $646 $665 $687

Loan Growth

$400 $425 $450 $475 $500 $525

Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

$427 $429 $428 $460 $474

Core Deposit Growth

Model

Proven organic growth / excellent efficiency

55% 60% 65% 70% 75% 80%

Southern First SC Banks

67% 78%

Efficiency Ratio

$2 $3 $4 $5 $6 $7 $8

Southern First SC Banks

$6.3 $4.0 Assets / Employee ($ mil)

(1) FDIC March 2013

Markets – 3 largest in SC

Greenville

$10 billion deposit market

Columbia – (2 counties)

$12 billion deposit market

Charleston

$8 billion deposit market

Leadership – market experience

Greenville

Art Seaver, CEO – 26 yrs

Fred Gilmer, EVP – 25 yrs

Mike Dowling, CFO – 18 yrs Columbia

Justin Strickland, Pres – 26 yrs

Charleston

Len Howell, EVP – 20 yrs

SFST: Current Focus

Improve core earnings strength

Expand mortgage income / lower credit costs

Execute growth strategies

Organic markets / Charleston expansion

Monitor our capital plan

Growth / BASEL compliance / Preferred shares

Strengthen infrastructure

Service & technology / risk management

Southern First Bancshares

Focused on shareholder value

South Carolina

Greenville

Columbia

Charleston

Performance

Earnings momentum

Model

Organic growth

Markets

Three largest markets in SC

Leadership

Focused on delivering value